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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2003


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-24710                 52-1700207
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


 1221 Avenue of the Americas, 36th Fl., New York, NY                10020
      (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100






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Item 5.  Other Events.

         We are filing herewith the Form T-1 of The Bank of New York in respect of our 3 1/2% Convertible Notes due 2008 to be issued under our senior indenture dated as of May 23, 2003, the form of which has been previously filed as an exhibit to our Registration Statement on Form S-3 (File No. 333-64344). A copy of such Form T-1 is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

        The Exhibit Index attached hereto is incorporated herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SIRIUS SATELLITE RADIO INC.



                                        By: /s/  Patrick L. Donnelly
                                           ------------------------------------
                                                 Patrick L. Donnelly
                                                 Executive Vice President,
                                                 General Counsel and Secretary

Dated:  May 21, 2003

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                                  EXHIBIT INDEX

      Exhibit                Description of Exhibit
      -------                ----------------------
        99.1          Form T-1 of The Bank of New York.

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